UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2026
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Grindr Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-39714
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Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 2, 2026, Grindr Inc. (the “Company”) held its 2026 annual meeting of stockholders. As disclosed on the Company’s Current Report on Form 8-K filed on June 4, 2026, the Company’s stockholders approved the amendment and restatement of the Grindr Inc. 2022 Equity Incentive Plan (the “A&R Plan”). Among other changes, the A&R Plan (i) increases the aggregate number of shares of the Company’s common stock that may be issued under the A&R Plan by 11,600,000 shares, (ii) introduces a requirement for stockholder approval for repricing of outstanding stock options and stock appreciation rights and the cancellation of underwater awards in exchange for cash or other stock awards, and (iii) provides that any dividends or dividend equivalents with respect to the unvested portion of any award shall be accumulated and shall not be paid or distributed until, and shall be subject to the same vesting conditions as, the underlying award to which they relate, and shall be forfeited to the extent the underlying award is forfeited.

A more detailed description of the material terms of the A&R Plan was included in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”). The foregoing description and the summary in the Proxy Statement are not complete summaries of the terms of the A&R Plan and are qualified by reference to the text of the A&R Plan, which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Grindr Inc. Amended and Restated 2022 Equity Incentive Plan and forms of award agreement thereunder (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 4, 2026)
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026

GRINDR INC.

By:

/s/ John North
John North
Chief Financial Officer